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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 2002


                          CORE-MARK INTERNATIONAL, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     333-14217                91-1295550
-----------------------------    ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


      395 Oyster Point Boulevard, Suite 415, South San Francisco, CA 94080
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (650) 589-9445
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On June 18, 2002, Fleming Companies, Inc. ("Fleming"), through its wholly-owned subsidiary Platform Corporation ("Platform") completed its acquisition of 100% of the outstanding equity interests of Core-Mark International, Inc. (the "Company") for $295,000,000 in cash (less transaction fees) and the assumption of the Company's debt. The acquisition caused a change of control of the Company from Jupiter Partners, L.P. to Fleming. The acquisition occurred pursuant to the terms of an Agreement and Plan of Merger dated April 23, 2002 (the "Merger Agreement") by and among Fleming, Platform, the Company and the stockholders of the Company, following the satisfaction or waiver of various customary closing conditions including satisfaction of requirements under domestic and foreign antitrust regulatory schemes and the receipt of certain third-party consents. Pursuant to the Merger Agreement, $15,000,000 of the stockholder's proceeds were put into escrow to satisfy any indemnification claims that may be brought by Fleming and $10,655,607 of the proceeds were used to cash-out the optionholders. The acquisition was funded out of the proceeds from the sale of debt and equity by Fleming and out of the funds drawn from Fleming's credit facility. The amount of consideration paid to the stockholders and the optionholders in exchange for the Company's stock and options was the product of arm's length negotiations between the parties.


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ITEM 9. REGULATION FD DISCLOSURE.

         (a) On June 18, 2002, Fleming issued a press release relating to the completion of the merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated into this item of this report as if fully set forth herein.

         (b) Exhibits.

         Number
         ------

           99.1 Press Release dated June 18, 2002 announcing the completion of the merger.












                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CORE-MARK INTERNATIONAL, INC.


                                  By: /S/ LEO F. KORMAN
                                      -----------------------------------------
                                      Leo F. Korman
                                      Senior Vice President and
                                      Chief Financial Officer


Date:  June 18, 2002





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

99.1       Press Release dated June 18, 2002 regarding completion of the merger.